                                                                    Exhibit 3.4
                                                                    -----------

                                    BY-LAWS

                                      OF

                         CMG DIRECT INTERACTIVE, INC.
                           (A Delaware Corporation)



                                                         Adopted: July 18, 1995

                               TABLE OF CONTENTS


ARTICLE 1.     OFFICES.................................................     1
  Section 1.1      Registered Office...................................     1
  Section 1.2      Other Offices.......................................     1

ARTICLE 2.     SEAL....................................................     1

ARTICLE 3.     MEETINGS OF STOCKHOLDERS................................     1
Section 3.1        Place of Meeting....................................     1
Section 3.2        Annual Meetings.....................................     1
Section 3.3        Special Meetings....................................     1
Section 3.4        Notice..............................................     2
Section 3.5        Quorum and Adjournments.............................     2
Section 3.6        Votes; Proxies......................................     3
Section 3.7        Organization........................................     4
Section 3.8        Consent of Stockholders in Lieu of Meeting..........     4

ARTICLE 4.     DIRECTORS...............................................     5
Section 4.1        Number..............................................     5
Section 4.2        Term of Office......................................     5
Section 4.3        Vacancies...........................................     5
Section 4.4        Removal by Stockholders.............................     6
Section 4.5        Meetings............................................     6
Section 4.6        Votes...............................................     6
Section 4.7        Quorum and Adjournment..............................     6
Section 4.8        Compensation........................................     7
Section 4.9        Action by Consent of Directors......................     7

ARTICLE 5.     COMMITTEES OF DIRECTORS.................................     7
Section 5.1        Executive Committee.................................     7
Section 5.2        Audit Committee.....................................     8
Section 5.3        Other Committees....................................     9
Section 5.4        Term of Office......................................    10

ARTICLE 6.     OFFICERS................................................    10
Section 6.1        Officers............................................    10
Section 6.2        Vacancies...........................................    11
Section 6.3        Chairman of the Board...............................    11
Section 6.4        President...........................................    11
Section 6.5        Executive Vice Presidents and Vice Presidents.......    11
Section 6.6        Secretary...........................................    11

                                                                             z

Section 6.7        Assistant Secretaries...............................    12
Section 6.8        Treasurer...........................................    12
Section 6.9        Assistant Treasurers................................    12
Section 6.10       Controller..........................................    12
Section 6.11       Assistant Controllers...............................    12
Section 6.12       Subordinate Officers................................    13
Section 6.13       Compensation........................................    13
Section 6.14       Removal.............................................    13
Section 6.15       Bonds...............................................    13

ARTICLE 7.     CERTIFICATES OF STOCK...................................    13
Section 7.1        Form and Execution of Certificates..................    13
Section 7.2        Transfer of Shares..................................    14
Section 7.3        Closing of Transfer Books...........................    15
Section 7.4        Fixing Date for Determination of
                      Stockholders of Record...........................    15
Section 7.5        Lost or Destroyed Certificates......................    16
Section 7.6        Uncertificated Shares...............................    16

ARTICLE 8.     EXECUTION OF DOCUMENTS..................................    17
Section 8.1        Execution of Checks, Notes, Etc.....................    17
Section 8.2        Execution of Contracts, Assignments, Etc............    17
Section 8.3        Execution of Proxies................................    17

ARTICLE 9.     INSPECTION OF BOOKS.....................................    17

ARTICLE 10.    FISCAL YEAR.............................................    18

ARTICLE 11.    AMENDMENTS..............................................    18

ARTICLE 12.    INDEMNIFICATION.........................................    18
Section 12.1       Indemnification.....................................    18
Section 12.2       Authorization.......................................    20
Section 12.3       Expense Advance.....................................    20
Section 12.4       Nonexclusivity......................................    20
Section 12.5       Insurance...........................................    21
Section 12.6       "The Corporation"...................................    21
Section 12.7       Other Indemnification...............................    21
Section 12.8       Other Definitions...................................    22
Section 12.9       Continuation of Indemnification.....................    22
Section 12.10      Amendment or Repeal.................................    22

ARTICLE 13.    TRANSACTIONS WITH INTERESTED PARTIES....................    22

                         CMG DIRECT INTERACTIVE, INC.
                           (a Delaware Corporation)


                                    BY-LAWS


                              ARTICLE 1.  OFFICES

Section 1.1    Registered Office
               -----------------

     The registered office of the Corporation shall be located at 1209 Orange Street in the City of Wilmington, County of New Castle, State of Delaware. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

Section 1.2    Other Offices
               -------------

     The Corporation may also have offices at such other places, within or without the State of Delaware, as the Board of Directors may from time to time appoint or the business of the Corporation may require.

                               ARTICLE 2.  SEAL

     The seal of the Corporation shall, subject to alteration by the Board of Directors, consist of a flat-faced circular die with the word "Delaware," together with the name of the Corporation and the year of incorporation, cut or engraved thereon.

                     ARTICLE 3.  MEETINGS OF STOCKHOLDERS

Section 3.1    Place of Meeting
               ----------------

     Meetings of the Stockholders shall be held either within or without the State of Delaware at such place as the Board of Directors may fix.

Section 3.2    Annual Meetings
               ---------------

     The annual meeting of Stockholders shall be held for the election of Directors on such date and at such time as the Board of Directors may fix. Any other proper business may be transacted at the annual meeting.

Section 3.3    Special Meetings
               ----------------

     Special meetings of the Stockholders for any purpose or purposes may be called by the Chairman of the Board of Directors, if there be one, the President, or by the Directors (either by written instrument signed by a majority of the Directors or by resolution adopted by a vote of the majority of the Directors), and special meetings shall be called by the President or the Secretary whenever Stockholders owning a majority of the capital stock issued, outstanding and entitled to vote so request in writing. Such request of Stockholders shall state the purpose or purposes of the proposed meeting.

Section 3.4   Notice
               ------

     Written or printed notice of every meeting of Stockholders, annual or special, stating the hour, date and place thereof, and the purpose or purposes in general terms for which the meeting is called, shall, not less than ten (10), or such longer period as shall be provided by law, the Certificate of Incorporation or these By-Laws, and not more than sixty (60) days before such meeting, be served upon or mailed to each Stockholder entitled to vote at the meeting, at his address as it appears upon the stock records of the Corporation or, if such Stockholder shall have filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, then to the address designated in such request.

     Notice of the hour, date, place and purpose of any meeting of Stockholders may be dispensed with if every Stockholder entitled to vote at the meeting shall attend either in person or by proxy and shall not, at the beginning of the meeting, object to the holding of such meeting because the meeting has not been lawfully called or convened, or if every absent Stockholder entitled to such notice shall in writing, filed with the records of the meeting, either before or after the holding thereof, waive such notice.

Section 3.5    Quorum and Adjournments
               -----------------------

     Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or by proxy at any meeting of Stockholders of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at the meeting, shall be requisite and shall constitute a quorum. If two or more classes of stock are entitled to vote as separate classes upon any question, then, in the case of each such class, a quorum for the consideration of such question shall, except as otherwise provided by law or by the Certificate of Incorporation, consist of a majority in interest of all stock of that class issued, outstanding and entitled to vote.
if a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting or, where a larger quorum is required, such quorum, shall not be represented at any meeting of the Stockholders regularly called, the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting shall have the power to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the meeting, and there may be successive adjournments for like cause and in like manner until the requisite amount of shares entitled to vote at such meeting shall be represented; provided, however, that if the adjournment is for more than thirty (30) days, notice of the hour, date and place of the adjourned meeting shall be given to each Stockholder entitled to vote at the meeting. Subject to the requirements of law and the Certificate of Incorporation, on any issue on which two or more classes of stock are entitled to vote separately, no adjournment shall be taken with respect to any class for which a quorum is present unless the Chairman of the meeting otherwise directs. At any meeting held to consider matters which were subject to adjournment for want of a quorum at which the required number of shares entitled to vote at the meeting shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

 Section 3.6   Votes; Proxies
               --------------

     Except as otherwise provided in the Certificate of Incorporation, at each meeting of Stockholders, every Stockholder of record at the closing of the transfer books, if closed, or on the date set by the Board of Directors for the determination of Stockholders entitled to vote at such meeting, shall have one vote for each share of stock entitled to vote which is registered in his name on the books of the Corporation.

     At each such meeting, every Stockholder entitled to vote shall be entitled to do so in person, or by proxy appointed by an instrument in writing or as otherwise permitted by law subscribed by such Stockholder and bearing a date not more than three (3) years prior to the meeting in question, unless said instrument provides for a longer period during which it is to remain in force.
A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable proxy. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or any interest in the Corporation generally. A Stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing or as otherwise permitted by law revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation.

     Voting at meetings of Stockholders need not be by written ballot and, except as otherwise provided by law, need not be conducted by inspectors of election unless so determined by the Chairman of the meeting or by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or represented by proxy at such meeting. If it is required or determined that inspectors of election be appointed, the Chairman shall appoint two inspectors of election, who shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of their ability. The inspectors so appointed shall take charge of the polls and, after the balloting, shall make a certificate of the result of the vote taken. No Director or candidate for the office of Director shall be appointed as such inspector.

     Unless the Certificate of Incorporation otherwise provides, at any meeting at which a quorum is present, a plurality of the votes properly cast for the election of any

Director shall be sufficient to elect a candidate to the Board of Directors. A majority of the votes properly cast upon any other question shall decide the question, except in any case where a larger vote is required by law, the Certificate of Incorporation, these By-Laws, or otherwise.

Section 3.7    Organization
               ------------

     The Chairman of the Board, if there be one, or in his or her absence, the Vice Chairman, or in the absence of a Vice Chairman, the President, or in the absence of the President, a Vice President, shall call meetings of the Stockholders to order and shall act as chairman thereof. The Secretary of the Corporation, if present, shall act as secretary of all meetings of Stockholders, and, in his or her absence, the presiding officer may appoint a secretary.

Section 3.8    Consent of Stockholders in Lieu of Meeting
               ------------------------------------------

     Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted by the Delaware General Corporation Law to be taken at any annual or special meeting of the Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     Every written consent shall bear the date of signature of each Stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by a sufficient number of Stockholders to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing. In the event that the action which is consented to is such as would have required the filing of a certificate under any section of the Delaware General Corporation Law other than Section 228 thereof, if such action had been voted on by Stockholders at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of Stockholders, that written consent has been given in accordance with Section 228 of the Delaware General Corporation Law, and that written notice has been given as provided in such Section 228.

                             ARTICLE 4. DIRECTORS

Section 4.1    Number
               ------

     The business and affairs of the Corporation shall be conducted and managed by a Board of Directors consisting of not less than one Director. No Director needs to be a Stockholder. The number of Directors for each year shall be fixed at each annual meeting of Stockholders, but if the number is not so fixed, the number shall remain as it stood immediately prior to such meeting.

     At each annual meeting of Stockholders, the Stockholders shall elect Directors. Each Director so elected shall hold office, subject to the provisions of law, the Certificate of Incorporation, these By-Laws, or otherwise, until the next annual meeting of Stockholders and until his successor is elected and qualified.

     At any time during any year, except as otherwise provided by law, the Certificate of Incorporation, these By-Laws, or otherwise, the number of Directors may be increased or reduced, in each case by vote of the holders of a majority of the stock issued and outstanding and present in person or represented by proxy and entitled to vote for the election of Directors or a majority of the Directors in office at the time of such increase or decrease, regardless of whether such majority constitutes a quorum.

Section 4.2    Term of Office
               --------------

     Each Director shall hold office until the next annual meeting of Stockholders and until his successor is duly elected and qualified or until his earlier death or resignation, subject to the right of the Stockholders at any time to remove any Director or Directors as provided in Section 4.4 of this Article.

Section 4.3    Vacancies
               ---------

     If any vacancy shall occur among the Directors, or if the number of Directors shall at any time be increased, the Directors then in office, although less than a quorum, by a majority vote may fill the vacancies or newly-created Directorships, or any such vacancies or newly-created Directorships may be filled by the Stockholders at any meeting.

Section 4.4    Removal by Stockholders
               -----------------------

     Except as otherwise provided by law, the Certificate of Incorporation or otherwise, the holders of record of the capital stock of the Corporation entitled to vote for the election of Directors may, by a majority vote, remove any Director or Directors, with or without cause, and, in their discretion, elect a new Director or Directors in place thereof.

Section 4.5   Meetings
              --------

     Meetings of the Board of Directors shall be held at such place, within our without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors or by the Chairman of the Board, if there be one, or the President and as may be specified in the notice or waiver of notice of any meeting. Meetings may be held at any time upon the call of the Chairman of the Board, if there be one, or the President or any two (2) of the Directors in office by oral, telegraphic, telex, telecopy or other form of electronic transmission, or by written notice, duly served or sent or mailed to each Director not less than twenty-four (24) hours before such meeting, except that, if mailed, such notice shall be mailed not less than seventy-two (72) hours before such meeting.

     Meetings may be held at any time and place without notice if all the Directors are present and do not object to the holding of such meeting for lack of proper notice or if those not present shall, in writing or by telegram, telex, telecopy or other form of electronic transmission, waive notice thereof. A regular meeting of the Board may be held without notice immediately following the annual meeting of Stockholders at the place where the annual meeting of Stockholders is held. Regular meetings of the Board may also be held without notice at such time and place as shall from time to time be determined by resolution of the Board.

     Members of the Board of Directors or any committee thereof may participate in a meeting of such Board or committee by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to the foregoing provisions shall constitute presence in person at the meeting.

Section 4.6    Votes
               -----

     Except as otherwise provided by law, the Certificate of Incorporation or otherwise, the vote of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 4.7    Quorum and Adjournment
               ----------------------

     Except as otherwise provided by law, the Certificate of Incorporation or otherwise, a majority of the Directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the adjournment at the meeting, and at such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 4.8    Compensation
               ------------

     Directors shall receive compensation for their services, as such, and for service on any Committee of the Board of Directors, as fixed by resolution of the Board of Directors and for expenses of attendance at each regular or special meeting of the Board or any Committee thereof. Nothing in this Section shall be construed to preclude a Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 4.9    Action by Consent of Directors
               ------------------------------

     Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee. Such consent shall be treated as a vote adopted at a meeting for all purposes. Such consents may be executed in one or more counterparts and not every Director or committee member need sign the same counterpart.


                      ARTICLE 5. COMMITTEES OF DIRECTORS

Section 5.1    Executive Committee
               -------------------

     The Board of Directors may, by resolution passed by a majority of the whole Board, appoint an Executive Committee of one (1) or more members, to serve at the pleasure of the Board, and to consist of such Directors as the Board may from time to time designate. The Board of Directors shall designate the Chairman of the Executive Committee.

          (a)  Procedure.  The Executive Committee shall, by a vote of a
               ---------
majority of its members, fix its own times and places of meeting, determine the number of its members constituting a quorum for the transaction of business, and prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

          (b)  Responsibilities.  During the intervals between the meetings of
               ----------------
the Board of Directors, except as otherwise provided by the Board of Directors in establishing such Committee or otherwise, the Executive Committee shall possess and may exercise all the powers of the Board in the management and direction of the business and affairs of the Corporation; provided, however, that the Executive Committee shall not, except to the extent provided in the Certificate of Incorporation or in the resolution providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the Delaware General Business Corporation Law, have the power:

               (i) to amend or authorize the amendment of the Certificate of Incorporation or these By-Laws;

               (ii)   to authorize the issuance of stock;

               (iii)  to authorize the payment of any dividend;

               (iv) to adopt an agreement of merger or consolidation of the Corporation or to recommend to the Stockholders the sale, lease or exchange of all or substantially all the property and business of the Corporation;

               (v) to recommend to the Stockholders a dissolution, or a revocation of a dissolution, of the Corporation; or

               (vi)   to adopt a certificate of ownership and merger pursuant to
Section 253 of the Delaware Business Corporation Law.

          (c)  Reports.  The Executive Committee shall keep regular minutes of
               -------
its proceedings, and all actions by the Executive Committee shall be reported promptly to the Board of Directors. Such actions shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

          (d)  Appointment of Additional Members.  In the absence or
               ---------------------------------
disqualification of any member of the Executive Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.


Section 5.2    Audit Committee
               ---------------

     The Board of Directors may, by resolution passed by a majority of the whole Board, appoint an Audit Committee of two (2) or more members of the Board, to serve at the pleasure of the Board, and to consist of such Directors as the Board may from time to time designate. The Board of Directors shall designate the Chairman of the Audit Committee.

          (a) Procedure.  The Audit Committee, by a vote of a majority of its
              ---------
members, shall fix its own times and places of meeting, shall determine the number of its members constituting a quorum for the transaction of business, and shall prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

          (b) Responsibilities.  The Audit Committee shall review the annual
              ----------------
financial statements of the Corporation prior to their submission to the Board of Directors, shall consult with the Corporation's independent auditors, and may examine and consider such other matters in relation to the internal and external audit of the Corporation's accounts and in relation to the financial affairs of the Corporation and its accounts, including the selection and retention of independent auditors, as the Audit Committee may, in its discretion, determine to be desirable.

          (c) Reports.  The Audit Committee shall keep regular minutes of its
              -------
proceedings, and all actions by the Audit Committee shall, from time to time, be reported to the Board of Directors as it shall direct. Such actions shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

          (d) Appointment of Additional Members.  In the absence or
              ---------------------------------
disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

 Section 5.3   Other Committees
               ----------------

     The Board of Directors may, by resolution passed by a majority of the whole Board, at any time appoint one or more other committees from and outside of its own number. Every such committee must include at least one member of the Board of Directors. The Board may from time to time designate or alter, within the limits permitted by law, the Certificate of Incorporation and this Article, if applicable, the duties, powers and number of members of such other committees or change their membership, and remove or add members, and may at any time abolish such other committees or any of them. The Board of Directors shall designate the Chairman of any such committee.

          (a) Procedure.  Each committee, appointed pursuant to this Section,
              ---------
shall, by a vote of a majority of its members, fix its own times and places of meeting, determine the number of its members constituting a quorum for the transaction of business, and prescribe its own rules of procedure, no change in which shall be made save by a majority vote of its members.

          (b) Responsibilities.  Each committee, appointed pursuant to this
              ----------------
Section, shall exercise the powers assigned to it by the Board of Directors in its discretion.

          (c) Reports.  Each committee appointed pursuant to this Section shall
              -------
keep regular minutes of proceedings, and all action by each such committee shall, from time to time, be reported to the Board of Directors as it shall direct. Such actions shall be subject to review, amendment and repeal by the Board, provided that no rights of third parties shall be adversely affected by such review, amendment or repeal.

          (d) Appointment of Additional Members.  In the absence or
              ---------------------------------
disqualification of any member of each committee appointed pursuant to this Section, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors (or, to the extent permitted, another person) to act at the meeting in place of any such absent or disqualified member.

 Section 5.4   Term of Office
               --------------

     Each member of a committee shall hold office until the first meeting of the Board of Directors following the annual meeting of Stockholders (or until such other time as the Board of Directors may determine, either in the vote establishing the committee or at the election of such member or otherwise) and until his successor is elected and qualified, or until he sooner dies, resigns, is removed, is replaced by change of membership or becomes disqualified by ceasing to be a Director (where membership on the Board is required), or until the committee is sooner abolished by the Board of Directors.


                             ARTICLE 6.  OFFICERS

 Section 6.1   Officers
               --------

     The Board of Directors shall elect a President, a Secretary and a Treasurer, and, in their discretion, may elect a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Chief Accounting Officer, a Controller, and one or more Executive Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers or other officers as deemed necessary or appropriate. Such officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of Stockholders (or at such other meeting as the Board of Directors determines), and each shall hold office for the term provided by the vote of the Board, except that each will be subject to removal from office in the discretion of the Board as provided herein. The powers and duties of more than one office may be exercised and performed by the same person.

 Section 6.2   Vacancies
               ---------

     Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors, at any regular or special meeting.

 Section 6.3   Chairman of the Board
               ---------------------

     The Chairman of the Board of Directors, if elected, shall be a member of the Board of Directors and shall preside at its meetings. He shall advise and counsel with the President, and shall perform such duties as from time to time may be assigned to him by the Board of Directors.

 Section 6.4   President
               ---------

     The President shall be the chief executive officer of the Corporation, unless the Board of Directors has designated the Chairman of the Board as the chief executive officer. Subject to the directions of the Board of Directors, he shall have and exercise direct charge of and general supervision over the business and affairs of the Corporation and shall perform all duties incident to the office of the chief executive officer of a corporation and such other duties as from time to time may be assigned to him by the Board of Directors. Subject to the directions of the Board of Directors, he may vote any shares and exercise any rights that the Corporation may own or hold or be entitled to in any corporation, business entity or other investment. The President may but need not be a member of the Board of Directors.

 Section 6.5   Executive Vice Presidents and Vice Presidents
               ---------------------------------------------

     Each Executive Vice President and Vice President shall have and exercise such powers and shall perform such duties as from time to time may be assigned to him by the Board of Directors or the President.

 Section 6.6   Secretary
               ---------

     The Secretary shall keep the minutes of all meetings of the Stockholders and of the Board of Directors in books provided for that purpose; he shall see that all notices are duly given in accordance with the provisions of law and these By-Laws; he shall be custodian of the records and of the corporate seal or seals of the Corporation, he shall see that the corporate seal is affixed to all documents the execution of which, on behalf of the Corporation under its seal, is duly authorized, and, when the seal is so affixed, he may attest the same, he may sign, with the President, an Executive Vice President or a Vice President, certificates of stock of the Corporation, and, in general, he shall perform all duties incident to the office of secretary of a corporation, and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

 Section 6.7   Assistant Secretaries
               ---------------------

     The Assistant Secretaries may perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Secretary or the President.

 Section 6.8   Treasurer
               ---------

     The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all monies or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors; he may endorse for collection on behalf of the Corporation checks, notes and other obligations; he may sign receipts and vouchers for payments made to the Corporation, he may sign checks of the Corporation, singly or jointly with another person as the Board of Directors may authorize, and pay out and dispose of the proceeds under the direction of the Board; he shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; he may sign, with the President, or an Executive Vice President or a Vice President, certificates of stock of the Corporation; and in general, shall perform all the duties incident to the office of treasurer of a corporation, and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

 Section 6.9   Assistant Treasurers
               --------------------

     The Assistant Treasurers may perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Treasurer or the President.

 Section 6.10   Controller
                ----------

     The Controller, if elected as such, shall be the chief accounting officer of the Corporation, and, in general, shall perform all duties incident to the office of a controller of a corporation, and, in the absence of or disability of the Treasurer or any Assistant Treasurer, shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the President or the Treasurer.

 Section 6.11   Assistant Controllers
                ---------------------

     The Assistant Controllers in order of their seniority shall, in the absence or disability of the Controller, perform the duties and exercise the powers of the Controller and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Controller or by the President or the Treasurer.

 Section 6.12   Subordinate Officers
                --------------------

     The Board of Directors may appoint such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

 Section 6.13   Compensation
                ------------

     The Board of Directors shall fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

 Section 6.14   Removal
                -------

     Any officer of the Corporation may be removed, with or without cause, by action of the Board of Directors.

 Section 6.15   Bonds
                -----

     The Board of Directors may require any officer of the Corporation to give a bond to the Corporation, conditional upon the faithful performance of such officer's duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

     ARTICLE 7.  CERTIFICATES OF STOCK

 Section 7.1   Form and Execution of Certificates
               ----------------------------------

     The interest of each Stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock of each class shall be consecutively numbered and signed by the Chairman or Vice Chairman of the Board, if any, the President, an Executive Vice President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation, and may be countersigned and registered in such manner as the Board of Directors may by resolution prescribe, and shall bear the corporate seal or a printed or engraved facsimile thereof. Where any such certificate is signed by a transfer agent or transfer clerk acting on behalf of the Corporation, the signatures of any such Chairman, Vice Chairman, President, Executive Vice President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimiles, engraved or printed. In case any officer or officers, who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates, shall cease to be such officer or officers, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers.

     In case the corporate seal which has been affixed to, impressed on, or reproduced in any such certificate or certificates shall cease to be the seal of the Corporation before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the seal affixed thereto, impressed thereon or reproduced therein had not ceased to be the seal of the Corporation.

     Every certificate for shares of stock which are subject to any restriction on transfer pursuant to law, the Certificate of Incorporation, these By-Laws, or any agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate, and shall also set forth, on the face or back, either the full text of the restriction or a statement of the existence of such restriction and (except if such restriction is imposed by law) a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

     Every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications, and special and relative rights of the shares of each class and series authorized to be issued, or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

 Section 7.2   Transfer of Shares
               ------------------

     The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by law or by the Certificate of Incorporation. It shall be the duty of each Stockholder to notify the Corporation of his post office address.

 Section 7.3   Closing of Transfer Books
               -------------------------

     The stock transfer books of the Corporation may, if deemed appropriate by the Board of Directors, be closed for such length of time not exceeding fifty
(50) days as the Board may determine, preceding the date of any meeting of Stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when any issuance, change, conversion or exchange of capital stock shall go into effect, during which time no transfer of stock on the books of the Corporation may be made.

 Section 7.4   Fixing Date for Determination of Stockholders of Record
               -------------------------------------------------------

     In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to received payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date (a) in the case of determination of Stockholders entitled to vote at any meeting of Stockholders or adjournment thereof, shall, unless otherwise required by law, the Certificate of Incorporation or otherwise, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (b) in the case of determination of Stockholders entitled to express consent to corporate action in writing without a meeting, shall, unless otherwise required by law, the Certificate of Incorporation or otherwise, not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (c) in the case of any other action, shall not be more than sixty
(60) days prior to such other action. If no record date is fixed: (a) the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b)the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (c) the record date for determining Stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of Stockholders of record entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

 Section 7.5   Lost or Destroyed Certificates
               ------------------------------

     In case of the loss or destruction of any certificate of stock, a new certificate may be issued under the following conditions:

          (a) The owner of said certificate shall file with the Secretary or any Assistant Secretary of the Corporation an affidavit giving the facts in relation to the ownership, and in relation to the loss or destruction of said certificate, stating its number and the number of shares represented thereby, such affidavit shall be in such form and contain such statements as shall satisfy the President, any Executive Vice President, Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer, that said certificate has been accidentally destroyed or lost, and that a new certificate ought to be issued in lieu thereof. Upon being so satisfied, any such officer may require such owner to indemnify and save harmless the Corporation from any claim, loss, damage or liability which may be occasioned by the issuance of a new certificate in lieu thereof and may also require such owner to furnish the Corporation a bond in such amount and in such form as he may deem advisable, and with a surety or sureties approved by him, to indemnify and save harmless the Corporation from any claim, loss, damage or liability which may be occasioned by the issuance of a new certificate in lieu thereof. Upon such indemnity being given, if required, or upon such bond being so filed, if so required, a new certificate for the same number of shares shall be issued to the owner of the certificate so lost or destroyed; and the transfer agent and registrar, if any, of stock shall countersign and register such new certificate upon receipt of a written order signed by any such officer, and thereupon the Corporation will save harmless said transfer agent and registrar in the premises. In case of the surrender of the original certificate, in lieu of which a new certificate has been issued, or the surrender of such new certificate, for cancellation, the bond of indemnity given as a condition of the issue of such new certificate may be surrendered; or

          (b) The Board of Directors of the Corporation may by resolution authorize and direct any transfer agent or registrar of stock of the Corporation to issue and register respectively from time to time without further action or approval by or on behalf of the Corporation new certificates of stock to replace certificates reported lost, stolen or destroyed upon receipt of an affidavit of loss and bond of indemnity in form and amount and with surety satisfactory to such transfer agent or registrar in each instance or upon such terms and conditions as the Board of Directors may determine.

 Section 7.6   Uncertificated Shares
               ---------------------

     The Board of Directors of the Corporation may by resolution provide that one or more of any or all classes or series of the stock of the Corporation shall be uncertificated shares, subject to the provisions of Section 158 of the Delaware General Corporation Law.

                      ARTICLE 8.  EXECUTION OF DOCUMENTS

 Section 8.1   Execution of Checks, Notes, Etc.
               --------------------------------

     All checks and drafts on the Corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers, or agent or agents, as shall be thereunto authorized from time to time by the Board of Directors, which may in its discretion authorize any such signatures to be facsimile.

 Section 8.2   Execution of Contracts, Assignments, Etc.
               -----------------------------------------

     Unless the Board of Directors shall have otherwise provided generally or in a specific instance, all contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments shall be signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. The Board of Directors may, however, in its discretion, require any or all such instruments to be signed by any two or more of such officers, or may permit any or all of such instruments to be signed by such other officer or officers, agent or agents, as it shall thereunto authorize from time to time.

 Section 8.3   Execution of Proxies
               --------------------

     The President, any Executive Vice President or any Vice President, and the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer, or any other officer designated by the Board of Directors, may sign on behalf of the Corporation proxies to vote upon shares of stock of other companies standing in the name of the Corporation.

                        ARTICLE 9.  INSPECTION OF BOOKS

     The Board of Directors shall determine from time to time whether, and if allowed, to what extent and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (except such as may by law be specifically open to inspection) or any of them shall be open to the inspection of the Stockholders, and no Stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the Stockholders of the Corporation.

                           ARTICLE 10.  FISCAL YEAR

     The fiscal year of the Corporation shall be determined from time to time by vote of the Board of Directors.

                            ARTICLE 11.  AMENDMENTS

     These By-Laws may be altered, amended, changed or repealed and new By-Laws adopted by the Stockholders or, to the extent provided in the Certificate of Incorporation, by the Board of Directors, in either case at any meeting called for that purpose at which a quorum shall be present. Any By-Law, whether made, altered, amended, changed or repealed by the Stockholders or the Board of Directors may be repealed, amended, changed, further amended, changed, repealed or reinstated, as the case may be either by the Stockholders or by the Board of Directors, as herein provided; except that this Article may be altered, amended, changed or repealed only by vote of the Stockholders and except that any provision hereof requiring approval or other action by greater than a majority of the Stockholders may only be amended by a similar greater than a majority vote of the Stockholders.

                         ARTICLE 12.  INDEMNIFICATION

 Section 12.1   Indemnification
                ---------------

          (a) The Corporation (as defined below in Section 12.6 of this Article
12) shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party or is otherwise involved in any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he, or a person for whom he is the legal representative:

               (i)   is or was a Director or officer of the Corporation;

               (ii) is or was a Director or officer of the Corporation and is or was serving at the request of the Corporation as a Director, officer, trustee, partner, employee or agent of another corporation, partnership, joint venture, trust or "other enterprise", (as defined below in Section 12.8 of this Article 12) or non-profit entity; or

               (iii) is or was he request of the Corporation as a Director, officer, trustee or partner of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity, against all liability, losses, expenses (including attorneys' fees), judgments, "fines" (as defined below in Section 12.8 of this Article 12), and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or
                                                           ---------------
its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. In addition, the Corporation shall have the power to indemnify any of its employees or agents who are not Directors, trustees, partners or officers of the Corporation or such other corporation, partnership, joint venture, trust, or other enterprise or non-profit entity on any terms that the Corporation deems appropriate and are not prohibited by law.

          (b) The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he

               (i)  is or was a Director or officer of the Corporation;

               (ii) is or was a Director or officer of the Corporation and is or was serving at the request of the Corporation as a Director, officer, trustee, partner, employee or agent of another corporation, partnership, joint venture, trust or "other enterprise" (as defined below in Section 12.8 of this Article
12) or non-profit entity; or

               (iii) is or was serving at the request of the Corporation as a Director, officer, trustee or partner of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper. In addition, the Corporation shall have the power to indemnify any of its employees or agents who are not Directors, trustees, partners or officers of the Corporation or such other corporation, partnership, joint venture, trust, or other enterprise or non-profit entity on any terms that the Corporation deems appropriate and are not prohibited by law.

          (c) To the extent that any person who is entitled to indemnification as provided in paragraphs (a) or (b) has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. To the extent that any person who may be indemnified as provided in paragraphs (a) or (b) has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein, or in defense of any claim, issue or matter therein, he may be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

 Section 12.2   Authorization
                -------------

     Any indemnification under Section 12.1 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, trustee, partner, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 12.1 of this Article. Such determination shall be made in the discretion of the Board of Directors: (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, (b) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Directors so directs, by independent legal counsel in written opinion, or (c) by the Stockholders.

 Section 12.3   Expense Advance
                ---------------

     Expenses (including attorneys fees) incurred by an officer or Director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in Section 12.2 of this Article upon receipt of an undertaking by or on behalf of such officer or Director to repay such amount, unless it shall ultimately be determined that he is entitled to, or may, be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees or agents of the Corporation may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

 Section 12.4   Nonexclusivity
                --------------

     The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, By-Law, agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, partner, trustee, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

 Section 12.5   Insurance
                ---------

     The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or Section 145 of Title 8 of the Delaware General Corporation Law.

 Section 12.6   "The Corporation"
                 ---------------

     For the purposes of this Article, references to "the Corporation" shall include any resulting or successor corporation and, to the extent that the Board of Directors of the resulting or successor corporation so decides, all constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors, officers and employees or agents so that any person who is or was a Director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as Director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity shall stand in the same position under the provisions of this Article with respect to the resulting or successor corporation as if its separate existence had continued.

 Section 12.7   Other Indemnification
                ---------------------

     The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a Director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust or other enterprise or non-profit entity or from insurance.

 Section 12.8   Other Definitions
                -----------------

     For purposes of this Article, references to "other enterprises" shall include employee benefit plans (and a person acting in a fiduciary capacity thereunder shall be deemed to be serving as an officer of another enterprise); references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a Director, trustee, partner, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director, trustee, partner, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries, and a person who acted in good faith and in a manner he reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

 Section 12.9   Continuation of Indemnification
                -------------------------------

     The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director, trustee, partner, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

 Section 12.10   Amendment or Repeal
                 -------------------

     No amendment or repeal of the provisions of this Article shall adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment or repeal.

               ARTICLE 13.  TRANSACTIONS WITH INTERESTED PARTIES

     No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which the Corporation has a financial interest or one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because the vote of any such Director is counted for such purpose, if:

          (a) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

          (b) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee of the Baord of Directors or the stockholders.

     Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.